JNL/BlackRock Global Allocation Fund
Class A and B

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust/. You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 30, 2012, are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

Investment Objective. The investment objective of the Fund is high total investment return.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A1
Management/Administrative Fee	0.90%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses	0.01%
Acquire Fund Fees and Expenses2	0.01%
Total Annual Fund Operating Expenses	1.12%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B1
Management/Administrative Fee	0.90%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Acquire Fund Fees and Expenses2	0.01%
Total Annual Fund Operating Expenses	0.92%

1	Effective August 29, 2011, the Fund no longer utilized a master-feeder structure. The fee table and expense example reflect the change in structure.
2
Because the Fund invests in investment companies, the Fund will indirectly bear its pro rata share of fees and expenses of the investment companies in addition to the other expenses shown.  Amount is based upon the allocations to the investment companies during the period ended December 31, 2011.  Current allocations may be different, and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$114	$356	$617	$1,363

Class B
1 year	3 years	5 years	10 years
$94	$293	$509	$1,131

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

Period	Class A
1/1/2011 -12/31/2011	33%

Period	Class B
1/1/2011 -12/31/2011	33%

The portfolio turnover reflected above includes results when the Fund operated under a Master-Feeder structure for the period January 1, 2011 through August 28, 2011.

Principal Investment Strategies.  The Fund invests in a portfolio of equity, debt and money market securities. Generally, the Fund will invest in both equity and debt securities. Equity securities include common stock, rights and warrants, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.  The Fund uses derivatives as a means of managing exposure to foreign currencies and other adverse market movements, as well as to increase returns.

At any given time, the Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Fund mainly seeks securities that the Sub-Adviser believes are undervalued. The Fund may buy debt securities with varying maturities. The Fund may invest up to 35% of its total assets in high yield or junk bonds.  Junk bonds are fixed-income securities rated below investment-grade by independent rating agencies or are bonds that are unrated but that the Sub-Adviser believes are of comparable quality.  The Fund may invest in corporate loans.

When choosing investments, the Sub-Adviser considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The Fund may invest in the securities of companies of any market capitalization. The Fund may also invest in Real Estate Investment Trusts (“REITs”). Market capitalization is the number of shares of a company’s stock, multiplied by the price per share of that stock. Market capitalization is a measure of a company’s size.

Generally, the Fund will invest primarily in the securities of corporate and governmental issuers located anywhere in the world.  The Fund may emphasize foreign securities when the Sub-Adviser expects these investments to outperform U.S. securities. When choosing investment markets, the Sub-Adviser considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates.  In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy.  The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Sub-Adviser’s outlook.

The Fund’s composite “Reference Benchmark” has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities.  The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor’s (“S&P”) 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% BofA Merrill Lynch Treasury Index GA05; and 16% Citigroup Non-US Dollar World Government Bond Index.  Throughout its history, the Fund has maintained a weighting in non-U.S. securities, often exceeding the 40% Reference Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by the Sub-Adviser, in which case the Fund would invest at least 30%) — of its total assets in securities of (i) foreign government issuers; (ii) issuers organized or located outside the U.S.; (iii) issuers which primarily trade in a market located outside the U.S.; or (iv) issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S.  The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).  For temporary defensive purposes, when purchases or redemptions require, or during transitions, the Fund may deviate very substantially from the allocation described above.

The Fund may invest in both developed and emerging markets.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments, such as structured notes, and other investment vehicles that exclusively invest in precious metals such as exchange traded funds, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in JNL/BlackRock Global Allocation Fund Ltd. , a wholly owned subsidiary of the Fund formed in the Cayman Islands ( “Subsidiary”), which invests primarily in commodity-related instruments and commodities. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.  The Subsidiary is advised by Jackson National Asset Management, LLC and has the same money managers as the Fund. The President and Chief Financial Officer of the Fund serve as directors of the Subsidiary. The Subsidiary has entered into a separate investment advisory agreement with JNAM for the management of the Subsidiary portfolio pursuant to which JNAM agrees to receive no additional compensation for services to the Subsidiary. This provision of the investment advisory agreement with the Subsidiary may not be discontinued by JNAM as long as its contract with the Subsidiary is in place.

Total investment return is the combination of capital appreciation and investment income.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a “diversified” fund.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

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Call risk – Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

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Commodity-linked derivatives risk – The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index.  Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Fund’s direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

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Commodity-linked notes risk – Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

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Commodities regulatory and tax risk – Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. The U.S. Commodity Futures Trading Commission (the “CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact the Fund’s ability to invest in commodity-linked derivatives. For example, regulations recently proposed by the CFTC may limit the Fund’s ability to invest in certain commodity-linked instruments regulated by the CFTC, such as futures, options on futures and options on commodities, such that no more than 5% of the Fund’s total assets may be used to establish positions in futures, options on futures and options on commodities for purposes other than hedging, unless the Sub-Adviser registers as a commodity pool operator.

The tax treatment of derivative instruments, including commodity-linked derivative instruments, may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.  The Internal Revenue Service (the “IRS”) has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations that invest in commodity-linked derivative instruments.  If the IRS makes an adverse determination relating to the treatment of such income and gain, the Fund would likely need to significantly change its investment strategy.

•	Commodity risk – Commodities investments and/or commodity-linked derivative instruments, especially if leveraged, may entail greater volatility from a variety of causes than traditional securities.
•	Convertible securities risk – Convertible securities’ value may vary with the market value of the underlying stock or, with changes in interest rates and the credit quality of the issuer.
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Corporate loan risk -Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.  The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

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Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

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Custody risk – The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.

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Derivatives risk – Investing in derivative instruments, such as, swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, to be announced (TBAs) securities, interest rate swaps, credit default swaps, and certain exchange traded funds, involves risks, including liquidity, interest rate, market, counterparty, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

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Emerging markets risk – Investments in emerging markets involve greater risk resulting from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

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Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing inequities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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Fixed income risk – The prices of fixed income securities response to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Increases in interest rates can cause the prices of the Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments.

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Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

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Foreign securities risk –Investments in foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding taxes on income payable on the securities.  In addition, there may be less publicly available information and more volatile or less liquid markets and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

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Forward foreign currency exchange contracts risk – Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

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High yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations.

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Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. The value of equity investments, such as utilities and real estate securities, may be sensitive to interest rate changes.

•	Loans risk – Bank loans, corporate loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the general risks of being a lender.
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Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

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Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely and erratically than those of larger, more established companies.
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Non-diversification risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund.  With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation total return and share price of a non-diversified portfolio.

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Real estate investment risk – An investment in the Fund may be closely linked to the performance of the real estate markets and share prices may rise and fall more than the value of shares of a fund invested in a broader range of companies.

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Risks of investments in Russia – A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

•	Small cap investing risk – Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.
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Sovereign debt risk – These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Structured note risk – A Fund may invest in notes, sometimes called “structured notes,” linked to the performance of securities or commodities.  Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of “real assets” (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities.  The performance of these notes is determined by the price movement of the commodities underlying the note.  These notes are subject to the credit risk of the issuing party and may be less liquid than other types of securities.  This means that a Fund may lose money if the issuer of the note defaults and that a Fund may not be able to readily close out its investment in such notes without incurring losses.

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Subsidiary risk – By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodity Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Fund’s Adviser and Sub-Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could affect the Fund.

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Swaps risk – Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

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Tax risk – In order for a Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI.  Income from certain commodity-linked derivative instruments in which the Fund may invest is not considered qualifying income.  The Fund will therefore restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.  The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M.  The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the fund will constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service (“IRS”) that could, among other things, affect the character, timing and/or amount of the fund’s taxable income or gains and of distributions made by the fund.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad measure of market performance.  The performance information shown reflects the Fund’s results when managed under a master-feeder structure for the period January 1, 2011 through August 28, 2011.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

The Fund’s performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

Effective April 30, 2012, for consistency with the Fund’s strategy, the Fund will add the 36% S&P 500 Index, 24% FTSE World ex-U.S. Index, 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index, 16% Citigroup Non-U.S. Dollar World Government Bond Index blended Index as its benchmark.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 12/31/11): 4.34%; Worst Quarter (ended 9/30/2011): -10.84%

Class B

Best Quarter (ended 12/31/11): 4.23%; Worst Quarter (ended 9/30/2011): -10.72%

Average Annual Total Returns as of December 31, 2011
	1 year	Life of Fund (October 11, 2010)
JNL/BlackRock Global Allocation Fund (Class A)	-3.82%	-0.37%
S&P 500 Index	2.11%	8.67%
FTSE World Index	-6.48%	-0.61%
BofA Merrill Lynch Current 5-Year U.S. Treasury Index	9.21%	4.40%
Citigroup Non-U.S. Dollar World Government Bond Index	5.17%	1.34%
FTSE World ex-U.S. Index	-12.86%	-7.45%
36% S&P 500 Index, 24% FTSE World ex-U.S. Index, 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index, 16% Citigroup Non-U.S. Dollar World Government Bond Index	0.77%	2.84%

Average Annual Total Returns as of December 31, 2011
	1 year	Life of Class (October 11, 2010)
JNL/BlackRock Global Allocation Fund (Class B)	-3.53%	-0.12%
S&P 500 Index	2.11%	8.67%
FTSE World Index	-6.48%	-0.61%
BofA Merrill Lynch Current 5-Year U.S. Treasury Index	9.21%	4.40%
Citigroup Non-U.S. Dollar World Government Bond Index	5.17%	1.34%
FTSE World ex-U.S. Index	-12.86%	-7.45%
36% S&P 500 Index, 24% FTSE World ex-U.S. Index, 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index, 16% Citigroup Non-U.S. Dollar World Government Bond Index	0.77%	2.84%

Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC

Sub-Adviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Name:	Joined Management Team In:	Title:
Dennis W. Stattman, CFA	2011	Managing Director of BlackRock, Inc.
Dan Chamby, CFA	2011	Managing Director of BlackRock, Inc.
Romualdo Roldan, CFA	2011	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund of funds that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund is not sold to the general public but instead serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.